Bank Loans (Details) - Schedule of Short-Term Bank Loans - USD ($) $ in Thousands	Jun. 30, 2024	Dec. 31, 2023	Jun. 30, 2023
Schedule of Short Term Bank Loans [Abstract]
Beginning balance	$ 36,130		$ 47,655
Additions	26,882		27,709
Repayments	(26,882)		(39,255)
Exchange rate effect	(223)		(1,248)
Total	$ 35,907	$ 36,130	$ 34,861